Exhibit XI

European Investment Bank SEC report as at 30 June 2019 Financial Statements filed at the SEC Analytical report as at 30 June 2019 1

European Investment Bank Group Unaudited Condensed Semi-Annual Financial Statements as at June 30, 2019 - SEC Filing 2 | Analytical report as at 30 June 2019

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2019 UNDER IFRS (in EUR ‘000)

ASSETS		30.06.2019 (Unaudited)		31.12.2018
1. Cash in hand, balances with central banks and post office banks		77 751		141 830
2. Treasury bills and other bills eligible for refinancing with central banks		33 665 387		33 860 192
3. Loans and advances to credit institutions				
a) repayable on demand	1 019 035		944 692	
b) other loans and advances	53 431 411		51 401 120	
c) loans	115 228 444		117 125 782	
d) impairment on loans and advances, net of reversals	- 152 625		- 206 273	
		169 526 265		169 265 321
4. Loans and advances to customers				
a) other loans and advances	119 974		452 699	
b) loans	339 255 244		332 971 984	
c) impairment on loans and advances, net of reversals	- 655 660		- 661 810	
		338 719 558		332 762 873
5. Debt securities including fixed-income securities				
a) issued by public bodies	3 922 627		3 924 922	
b) issued by other borrowers	8 094 136		12 372 822	
		12 016 763		16 297 744
6. Shares and other variable-yield securities		10 122 608		8 990 738
7. Derivative assets		50 109 698		42 738 221
8. Property, furniture and equipment		419 390		256 568
9. Intangible assets		25 573		23 798
10. Other assets		105 149		68 009
11. Prepayments		1 074 657		209 830
TOTAL ASSETS		615 862 799		604 615 124

LIABILITIES AND EQUITY		30.06.2019 (Unaudited)		31.12.2018
1. Amounts owed to credit institutions				
a) repayable on demand	5 404 160		4 121 680	
b) with agreed maturity or periods of notice	2 244 867		93 459	
		7 649 027		4 215 139
2. Amounts owed to customers				
a) repayable on demand	1 757 656		1 791 083	
b) with agreed maturity or periods of notice	15 580		10 976	
		1 773 236		1 802 059
3. Debts evidenced by certificates				
a) debt securities in issue	475 960 247		473 902 448	
b) others	16 132 484		16 129 401	
		492 092 731		490 031 849
4. Derivative liabilities		34 847 116		31 162 762
5. Other liabilities		1 930 449		1 738 632
6. Deferred income		1 180 888		383 231
7. Provisions				
a) pension plans and health insurance scheme	6 995 031		5 703 104	
b) provision for guarantees issued and commitments	89 277		91 294	
		7 084 308		5 794 398
TOTAL LIABILITIES		546 557 755		535 128 070
8. Capital				
a) subscribed	243 284 155		243 284 155	
b) uncalled	- 221 585 020		- 221 585 020	
		21 699 135		21 699 135
9. Consolidated reserves				
a) reserve fund	24 328 415		24 328 415	
b) additional reserves	8 677 204		6 964 454	
c) fair value reserve	766 029		771 949	
d) special activities reserve	10 777 675		9 626 707	
e) general loan reserve	2 170 177		2 736 047	
		46 719 500		44 427 572
10. Profit for the financial period		886 409		3 360 347
Total equity attributable to the equity holders of the Bank		69 305 044		69 487 054
TOTAL EQUITY		69 305 044		69 487 054
TOTAL LIABILITIES AND EQUITY		615 862 799		604 615 124

Analytical report as at 30 June 2019 | 3

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2019 UNDER IFRS (in EUR ‘000) H1 2019 (Unaudited) H1 2018 (Unaudited) 2018 1. Interest and similar income 14 541 527 13 484 059 24 722 164 2. Interest expense and similar charges - 13 050 075 - 11 886 357 - 21 613 039 3. Income from shares and other variable-yield securities 148 721 179 222 421 381 4. Fee and commission income 249 274 170 023 374 541 5. Fee and commission expense - 103 293 - 73 587 - 180 975 6. Result on financial operations - 390 292 642 853 1 070 989 7. Other operating income 300 924 6 324 8. Change in impairment on loans and advances and provisions for guarantees, net of reversals 53 722 - 137 812 - 190 924 9. Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals 9 242 - 924 - 15 312 a) staff costs - 449 681 - 461 401 - 907 415 b) other administrative expenses - 86 992 94 087 - 283 920 - 536 673 - 555 498 - 1 191 335 11. Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment - 31 190 - 12 770 - 30 526 b) intangible assets - 4 854 - 2 767 - 12 347 - 36 044 - 15 537 - 42 873 12. Profit for the financial period 886 409 1 807 366 3 360 941 Attributable to: Non-controlling interests 0 131 594 Equity holders of the Bank 886 409 1 807 235 3 360 347 CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2019 UNDER IFRS (in EUR ‘000) H1 2019 (Unaudited) H1 2018 (Unaudited) 2018 Profit for the financial period 886 409 1 807 366 3 360 941 Other comprehensive income/loss Items that will never be reclassified to the profit or loss: Remeasurements of defined benefit liability - 1 100 023 80 549 230 240 Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve - 92 282 231 122 345 547 Net gains /losses on investment in equity instruments designated at fair value through other comprehensive income 3 360 22 448 22 123 Items that are or may be reclassified to profit or loss: Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve 83 002 64 810 94 307 Total other comprehensive income/loss - 1 105 943 398 929 692 217 Total comprehensive income/loss - 219 534 2 206 295 4 053 158 Attributable to: Non-controlling interests 0 131 594 Equity holders of the Bank - 219 534 2 206 164 4 052 564 4 Analytical report as at 30 June 2019

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2019	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at January 1, 2018	**243 284 155**	**- 221 585 020**	**24 328 415**	**5 593 430**	**309 972**	**7 504 091**	**2 700 556**	**3 317 978**	**65 453 577**	**67 435**	**65 521 012**
Comprehensive income											
Profit / loss for the financial year	0	0	0	0	0	0	0	3 360 347	3 360 347	594	3 360 941
Other comprehensive income	0	0	0	230 240	461 977	0	0	0	692 217	0	692 217
Total comprehensive income	**0**	**0**	**0**	**230 240**	**461 977**	**0**	**0**	**3 360 347**	**4 052 564**	**594**	**4 053 158**
Appropriation of prior year's result	**0**	**0**	**0**	**1 159 871**	**0**	**2 122 616**	**35 491**	**- 3 317 978**	**0**	**0**	**0**
Other	0	0	0	- 19 087	0	0	0	0	- 19 087	0	- 19 087
Transactions with owners of the Group											
Movement of non-controlling interest following loss of control of subsidiary	0	0	0	0	0	0	0	0	0	- 68 029	- 68 029
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 68 029**	**- 68 029**
Balance at December 31, 2018	**243 284 155**	**- 221 585 020**	**24 328 415**	**6 964 454**	**771 949**	**9 626 707**	**2 736 047**	**3 360 347**	**69 487 054**	**0**	**69 487 054**
Comprehensive income											
Profit / loss for the financial period	0	0	0	0	0	0	0	886 409	886 409	0	886 409
Other comprehensive income	0	0	0	- 1 100 023	- 5 920	0	0	0	- 1 105 943	0	- 1 105 943
Total comprehensive income	**0**	**0**	**0**	**- 1 100 023**	**- 5 920**	**0**	**0**	**886 409**	**- 219 534**	**0**	**- 219 534**
Appropriation of prior year's result	**0**	**0**	**0**	**2 775 249**	**0**	**1 150 968**	**- 565 870**	**- 3 360 347**	**0**	**0**	**0**
Other	0	0	0	37 524	0	0	0	0	37 524	0	37 524
Balance at June 30, 2019 (Unaudited)	**243 284 155**	**- 221 585 020**	**24 328 415**	**8 677 204**	**766 029**	**10 777 675**	**2 170 177**	**886 409**	**69 305 044**	**0**	**69 305 044**

Analytical report as at 30 June 2019 | 5

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2019 UNDER IFRS (in EUR '000)

	H1 2019 (Unaudited)	H1 2018 (Unaudited)	2018
A. Cash flows from operating activities :			
Profit for the financial period	**886 409**	**1 807 366**	**3 360 941**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	- 33 516	137 812	190 924
Depreciation and amortisation on property, furniture and equipment, and write-off	36 044	15 537	42 873
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	- 9 242	924	15 312
Change in fair value adjustment of debt securities	- 111 180	23 663	28 152
IFRS adjustments on loans and associated swaps	59 591	412 383	556 820
IFRS adjustments on borrowings and associated swaps	- 179 545	- 691 019	- 717 756
IFRS adjustments on other derivatives	- 705 649	- 371 608	- 376 083
Net interest income	- 1 491 452	- 1 597 702	- 3 109 125
Effect of exchange rate changes	1 517 587	41 699	- 4 919
Profit/(loss) on operating activities	**- 30 953**	**- 220 945**	**- 12 861**
Disbursements of loans and advances to credit institutions and customers	- 19 118 212	- 21 333 382	- 46 720 967
Repayments of loans and advances to credit institutions and customers	19 494 118	25 263 639	50 762 627
Change in deposits with central banks	64 078	- 25 811	20 650
Change in treasury portfolios	5 988 640	676 091	- 1 109 604
Change in amounts owed to credit institutions and customers	3 405 065	- 438 615	- 923 707
Change in provisions for pension plans and health insurance scheme	295 588	202 888	359 377
Change in provisions for guarantees issued in respect of loans granted by third parties	- 7 364	0	- 25 359
Change in interest accrued on cash and cash equivalents	32 273	9 852	76 519
Change in other assets and other liabilities	- 15 668	- 104 362	153 974
Interest received	14 086 690	10 125 436	23 417 469
Interest paid	- 10 494 212	- 9 173 530	- 20 056 165
Net cash used from/(used in) operating activities	**13 700 043**	**4 981 261**	**5 941 953**
B. Cash flows from investing activities:			
Securities in Long Term Hedge Portfolio purchased during the period	- 720 000	0	- 524 088
Securities from Long Term Hedge Portfolio matured during the period	65 000	16 800	16 800
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 573 620	- 1 452 143	- 3 709 716
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 822 838	1 365 630	3 081 888
Additions on shares and other variable-yield securities	- 1 244 302	- 1 142 326	- 2 264 355
Reflows on shares and other variable-yield securities	469 551	479 657	1 017 072
Purchase of property, furniture and equipment and intangible assets	- 12 512	- 14 212	- 36 637
Disposal of property, furniture and equipment and intangible assets	661	0	0
Net cash used from/(used in) investing activities	**- 1 192 384**	**- 746 594**	**- 2 419 036**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	79 372 788	66 147 395	102 838 534
Redemption of debts evidenced by certificates	- 90 600 448	- 56 960 612	- 100 519 723
Member States' contribution	0	25 983	25 983
Purchase of EIF shares	0	- 4 758	- 4 758
Sale of EIF shares	0	0	1 298
Return on capital EUMPF	0	22 405	33 923
Dividend paid to EIF minority shareholders	- 4 331	- 4 519	- 4 519
Payment of lease liabilites	- 18 672	0	0
Net cash used from/(used in) financing activities	**- 11 250 663**	**9 225 894**	**2 370 738**
Summary statement of cash flows:			
Cash and cash equivalents at beginning of financial period	**58 342 332**	**51 760 118**	**51 760 118**
Net cash used from/(used in):			
Operating activities	13 700 043	4 981 261	5 941 953
Investing activities	- 1 192 384	- 746 594	- 2 419 036
Financing activities	- 11 250 663	9 225 894	2 370 738
Effects of exchange rate changes on cash held	262 730	328 683	688 559
Cash and cash equivalents at end of financial period	**59 862 058**	**65 549 362**	**58 342 332**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	31	41	32
Money market securities maturing within three months of issue	10 476 459	18 208 567	9 575 785
Loans and advances to credit institutions and customers:			
Repayable on demand	1 019 035	2 688 198	944 701
Other loans and advances	48 366 533	44 652 556	47 821 814
	59 862 058	**65 549 362**	**58 342 332**

			Non-cash changes			
(in EUR'000)	2018	Cash flows	Exchange adjustments	Fair value adjustment and accrued interest on borrowings	Other changes	H1 2019 (Unaudited)
Long-term borrowings	479 939 798	- 7 132 473	1 106 651	10 708 501	0	484 622 477
Lease liabilities	0	- 18 672	0	0	189 016	170 344
Short-term borrowings	10 092 051	- 4 095 186	1 473 389	0	0	7 470 254
Total liabilities from financing activities	**490 031 849**	**- 11 246 331**	**2 580 040**	**10 708 501**	**189 016**	**492 263 075**

6 | Analytical report as at 30 June 2019

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank ("the Bank") as at June 30, 2019 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2019 is not necessarily indicative of the results that may be expected for the year ending December 31, 2019.

The audited consolidated financial statements as at and for the year ended December 31, 2018 were prepared in accordance with International Financial Reporting Standards ("IFRS") as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2019 are based on the same principles, except of IFRS 16 - Leases, which has been adopted by the Bank on January 1, 2019 using the cumulative retrospective approach and therefore the comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 4. No transition impact were to be recorded in EIB Group's own funds.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank's annual report for the year ended December 31, 2018.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	115 228 444	339 255 244	454 483 688
- Undisbursed portion	23 463 307	77 684 897	101 148 204
Aggregate loans granted	138 691 751	416 940 141	555 631 892

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2018	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	117 125 782	332 971 984	450 097 766
- Undisbursed portion	24 719 169	80 850 579	105 569 748
Aggregate loans granted	141 844 951	413 822 563	555 667 514

At the end of June 2019 and December 2018, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in.

The disbursed exposure on borrowers located in the United Kingdom through the Group's lending activities, including guarantees, amounted to EUR 37.5bn as at June 30, 2019 (December 31, 2018: EUR 37.7bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.3bn (December 31, 2018: EUR 1.3bn). The Group had no direct exposure to the United Kingdom acting as borrower at the end of June 2019 nor at the end of December 2018, whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 2.1bn as at June 30, 2019 (December 31, 2018: EUR 2.1bn).

The Bank will provide further updates on the subject as developments necessitate.

Analytical report as at 30 June 2019 | 7

NOTE C **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2019 (UNAUDITED)	AVERAGE RATE (*) 30.06.2019 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2018	AVERAGE RATE (*) 31.12.2018
EUR	244 155 747	1.77	2019/2057	242 302 683	1.88
USD	112 303 135	2.21	2019/2058	118 381 750	2.14
GBP	40 738 954	2.70	2019/2054	45 514 776	2.67
AUD	11 542 649	4.33	2019/2042	11 158 821	4.40
CHF	5 656 191	2.04	2019/2036	6 543 349	2.10
SEK	5 534 255	2.37	2020/2040	5 871 397	2.45
NOK	5 324 537	1.96	2020/2037	4 092 659	1.97
PLN	4 532 191	2.42	2021/2029	3 605 803	2.38
CAD	4 283 375	2.09	2020/2045	4 753 954	2.10
JPY	3 380 881	1.10	2019/2053	3 768 843	1.02
ZAR	3 264 085	7.75	2019/2032	3 059 007	7.66
TRY	2 662 048	8.91	2019/2027	2 937 200	8.94
MXN	1 798 800	5.65	2020/2027	1 689 482	5.63
CZK	344 773	2.44	2021/2034	379 935	2.57
NZD	334 294	2.78	2019/2023	469 043	3.37
HUF	278 920	0.23	2020/2021	281 014	0.18
RUB	258 389	6.71	2019/2022	213 259	6.71
DKK	123 821	3.46	2024/2026	123 760	3.46
HKD	117 210	2.47	2019/2021	116 152	2.47
CNY	63 951	3.88	2020/2020	63 491	3.88
RON	38 020	2.87	2020/2020	57 468	2.66
Fair value adjustment on borrowings	45 356 505			34 648 003	
TOTAL	**492 092 731**			**490 031 849**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2019 and EUR 500m in 2018). All such borrowings are hedged in full through structured swap operations.

NOTE D **Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price**

As at June 30, 2019, the Bank holds 58.64% of the EIF's subscribed capital (58.64% as at December 31, 2018).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 440,124.21 per share as at June 30, 2019. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

8 | Analytical report as at 30 June 2019

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2019 (Unaudited)		31.12.2018
Commitments:				
- EBRD capital uncalled		712 630		712 630
- Undisbursed loans				
credit institutions	23 463 307		24 719 169	
customers	77 684 897		80 850 579	
		101 148 204		105 569 748
- Undisbursed venture capital operations		5 532 847		5 699 929
- Undisbursed investment funds		3 187 210		3 362 284
- Securities receivable		1 051 006		0
- Borrowings launched but not yet settled		739 041		223,950
- Undisbursed loans substitutes		180 000		280 000
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		18 223 550		18 474 262
Assets held on behalf of third parties:				
- Investment Facility - Cotonou	3 189 995		3 127 175	
- Guarantee Fund	2 621 199		2 609 882	
- NER300	2 070 957		2 054 336	
- InnovFin	1 114 638		1 106 574	
- RSFF (incl. RSI)	733 905		731 064	
- CEF (incl. former PBI and LGTT)	610 154		597 955	
- JESSICA (Holding Funds)	587 940		599 248	
- EU-Africa Infrastructure Trust Fund	571 345		562 833	
- Funds of Funds (JESSICA II)	543 022		517 813	
- COSME LGF & EFG	369 724		332 095	
- ESIF	349 067		351 494	
- JEREMIE	335 726		306 750	
- GF Greece	310 690		309 927	
- SME initiative Romania	247 462		248 863	
- Special Section	236 975		256 308	
- SME initiative Italy	173 221		176 399	
- MAP Equity	127 136		138 516	
- ENPI	120 482		138 635	
- Partnership Platform for Funds	111 909		91 053	
- DCFTA	103 017		108 949	
- SME initiative Bulgaria	97 710		100 127	
- SMEG 2007	77 809		82 721	
- AECID	74 214		71 440	
- SME initiative Finland	72 860		74 350	
- EaSI	71 992		72 087	
- InnovFin SME Guarantee	70 874		145 374	
- GIF 2007	69 702		68 150	
- REG	57 983		36 000	
- WB EDIF	51 275		55 196	
- NPI Securitisation Initiative (ENSI)	48 604		52 690	
- NIF Trust Fund	44 857		44 857	
- SME initiative Malta	41 115		20 654	
- FEMIP Trust Fund	40 965		43 923	
- GAGF	40 377		41 024	
- IPA II	36 573		10 534	
- HIPC	35 363		35 378	
- Private Finance for Energy Efficiency Instrument	34 187		34 467	

Analytical report as at 30 June 2019 | 9

Note E Commitments, contingent liabilities and other memorandum items (in EUR ‘000) (continued) Assets held on behalf of third parties (Continued): 30.06.2019 (Unaudited) 31.12.2018 - MAP guarantee 32 226 32 189 - Cultural Creative Sectors Guarantee Facility 30 829 28 266 - lnnovFin Equity 29 072 23 667 - NIF Risk Capital Facility 23 987 23 720 - EPTA Trust Fund 19 745 21 713 - AGRI 17 580 17 711 - Student Loan Guarantee Facility 13 672 13 914 - NPI 13 624 14 779 - Natural Capital Financing Facility 11 445 11 574 - EFSI-EIAH 8 662 16 674 - BIF 6 969 4 723 - SME Guarantee Facility 5 867 6 653 - Bundesministerium für Wirtschaft und Technologie 4 646 7 758 - PGFF 4 553 6 660 - Central Europe FoF 4 115 2 050 - GEEREF 3 878 19 779 - Alp GIP 3 600 1 814 - SME initiative Spain 2 228 2 796 - EPPA 2 075 1 968 - LFA-EIF Facility 1 135 479 - GEEREF Technical Support Facility 736 801 - TTA Turkey 499 499 - European Technology Facility 338 5 662 - TTP 229 248 - ROI Advisory 224 2 847 - MOD 112 403 - EFSI Private Credit Programme 99 0 - G43 Trust Fund 31 0 - GGF 12 12 - JASPERS 0 1 720 15 737 21 2 15 625 92 0 Other items: - Nominal value of interest-rate swaps incl. commitment 540 792 970 535 680 055 - Nominal value of currency swap contracts payable 208 576 653 211 111 136 - Nominal value of currency swap contracts receivable 208 22 2 240 210 865 395 - Nominal value of short-term currency swap contracts payable 30 244 123 41 088 252 - Nominal value of short -term currency swap contracts receivable 30 053 743 41 160 710 - Currency forwards 658 273 539 296 - Currency swaps launched but not yet settled receivable 288 489 0 - Currency swaps launched but not yet settled payable 288 474 0 - Future contracts 35 200 0 - Special deposits for servicing borrowings 22 142 7 135

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2019 (in EUR '000)

	EU Accounting	Directives	Adjustment			IFRS
		30.06.2019				30.06.2019
ASSETS		(Unaudited)	Impact	Ref.		(Unaudited)
1. Cash in hand, balances with central banks and post office banks		77 751	0			77 751
2. Treasury bills and other bills eligible for refinancing with central banks		33 553 397	111 990	A.1, B.1, C		33 665 387
3. Loans and advances to credit institutions						
a) repayable on demand	1 019 035		0		1 019 035	
b) other loans and advances	53 431 139		272	A.2, B.4	53 431 411	
c) loans	113 041 257		2 187 187	A.2, B.4	115 228 444	
d) impairment on loans and advances, net of reversals	- 51 180		- 101 445	C	- 152 625	
		167 440 251				169 526 265
4. Loans and advances to customers						
a) other loans and advances	120 000		- 26	A.2, B.4	119 974	
b) loans	316 143 097		23 112 147	A.2, B.4	339 255 244	
c) impairment on loans and advances, net of reversals	- 449 453		- 206 207	C	- 655 660	
		315 813 644				338 719 558
5. Debt securities including fixed-income securities						
a) issued by public bodies	3 873 571		49 056	A.1, B.1, C	3 922 627	
b) issued by other borrowers	8 132 304		- 38 168	A.1, B.1, C	8 094 136	
		12 005 875				12 016 763
6. Shares and other variable-yield securities		7 082 395	3 040 213	B.2, B.3		10 122 608
7. Participating interests		301 384	- 301 384	B.3		0
8. Derivative assets		0	50 109 698	B.5		50 109 698
9. Property, furniture and equipment		248 897	170 493	G		419 390
10. Intangible assets		25 573	0			25 573
11. Other assets		56 542	48 607	B.5, H		105 149
12. Prepayments		16 223 689	- 15 149 032	A.1, A.2, A.4, B.1, B.4, B.5		1 074 657
TOTAL ASSETS		**552 829 398**				**615 862 799**
LIABILITIES AND EQUITY		**30.06.2019**		**Ref.**		**30.06.2019**
1. Amounts owed to credit institutions						
a) repayable on demand	5 405 680		- 1 520	A.3	5 404 160	
b) with agreed maturity or periods of notice	2 245 521		- 654	A.3	2 244 867	
		7 651 201				7 649 027
2. Amounts owed to customers						
a) repayable on demand	1 757 656		0		1 757 656	
b) with agreed maturity or periods of notice	15 580		0		15 580	
		1 773 236				1 773 236
3. Debts evidenced by certificates						
a) debt securities in issue	433 793 334		42 166 913	A.4	475 960 247	
b) others	12 942 892		3 189 592	A.4	16 132 484	
		446 736 226				492 092 731
4. Derivative liabilities		0	34 847 116	B.5		34 847 116
5. Other liabilities		877 663	1 052 786	A.2, B.5, E, G		1 930 449
6. Deferred income		18 527 835	- 17 346 947	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		1 180 888
7. Provisions						
a) pension plans and health insurance scheme	3 246 418		3 748 613	D	6 995 031	
b) provision for guarantees issued and commitments	22 650		66 627	C	89 277	
		3 269 068				7 084 308
TOTAL LIABILITIES		**478 835 229**				**546 557 755**
8. Capital						
a) subscribed	243 284 155		0		243 284 155	
b) uncalled	- 221 585 020		0		- 221 585 020	
		21 699 135				21 699 135
9. Consolidated reserves						
a) reserve fund	24 328 415		0		24 328 415	
b) additional reserves	12 797 987		- 4 120 783	A-H	8 677 204	
c) fair value reserve	0		766 029	A.4, B.2, B.5	766 029	
d) special activities reserve	10 777 675		0		10 777 675	
e) general loan reserve	2 170 177		0		2 170 177	
		50 074 254				46 719 500
10. Profit for the financial period		1 339 389	- 452 980	A-H		886 409
11. Equity attributable to non-controlling interests		881 391	- 881 391	E		0
TOTAL EQUITY		**73 994 169**				**69 305 044**
TOTAL LIABILITIES AND EQUITY		**552 829 398**				**615 862 799**

Analytical report as at 30 June 2019 | 11

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2019 (in EUR '000)

	EU Accounting Directives		Adjustment		IFRS	
		H1 2019 (Unaudited)	Impact	Ref.		H1 2019 (Unaudited)
1. Interest and similar income		14 541 139	388	A.1, A.2, B.1, B.4, B.5		14 541 527
2. Interest expense and similar charges		- 13 022 425	- 27 650	A.4, B.5, E, G		- 13 050 075
3. Income from shares and other variable-yield securities		148 721	0			148 721
4. Fee and commission income		243 515	5 759	F		249 274
5. Fee and commission expense		- 103 293	0			- 103 293
6. Result on financial operations		113 602	- 503 894	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5		- 390 292
7. Other operating income		300	0			300
8. Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 333	54 055	C, H		53 722
9. Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		- 24 265	33 507	B.2, B.3, C		9 242
10. General administrative expenses						
a) staff costs	- 422 463		- 27 218	D	- 449 681	
b) other administrative expenses	- 105 664		18 672	D, G	- 86 992	
		- 528 127				- 536 673
11. Depreciation and amortisation: property, furniture and equipment and intangible assets						
a) property, furniture and equipment	- 12 894		- 18 296	G	- 31 190	
b) intangible assets	- 4 854		0		- 4 854	
		- 17 748				- 36 044
12. Profit for the financial period		**1 351 086**				**886 409**
Attributable to:						
Non-controlling interests		11 697	- 11 697	E		0
Equity holders of the Bank		**1 339 389**				**886 409**

12 | Analytical report as at 30 June 2019

Valuation and income recognition differences between IFRS and EU Accounting Directives  A Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting)  1 Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost. Accrued interest is recorded under balance sheet item “Prepayments and accrued income”.  Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged.  Economically hedged debt securities that cannot be included in hedge accounting, are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.  Changes in fair values and hedge fair values of hedged debt securities are recognised in the income statement under “Result on financial operations”.  2 Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items “Prepayments and accrued income” or “Accruals and deferred income”. The up-front fees on loans are amortised and recognised in the profit and loss account under “Interest receivable and similar income”.  Under IFRS, the Group applies hedge accounting to eligible hedged loans. The carrying amount of these loans is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Changes in fair values and hedge fair values of loans are recognised in the income statement under “Result on financial operations”.  Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.  Accrued interest on loans and advances which are Credit Impaired are reversed under “Interest receivable and similar income”.  Under IFRS the up-front fees on loans:  are recognised immediately under “Result on financial operations” in the income statement for the loans that are designated to the fair value option;  are amortised over the maturity of the loan and recognised in balance sheet under “Loans and advances to credit institutions and customers” for the loans that are designated to hedge accounting and/or amortised cost.  Transitory accounts on loans are reclassified from “Other liabilities” to the loan balance to which they relate.  3 Amounts owed to credit institutions  Under EU Accounting Directives, “Amounts owed to credit institutions” are presented in the financial statements at their redemption amounts.  Interest on amounts owed to credit institutions is recorded in the profit and loss account on an accrual basis as “Interest payable and similar charges” or “Interest receivable and similar income”  if interest is negative. Accrued interest is included in “Accruals and deferred income”.  Under IFRS, “Amounts owed to credit institutions” are initially recorded at cost and are presented in the financial statements at amortised cost.  Interest on amounts owed to credit institutions is recorded in the income statement as “Interest expense and similar charges” or “Interest and similar income” using the effective interest method.  Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.  4 Debts evidenced by certificates  Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under balance sheet item “Accruals and deferred income”. Issuance fees and redemption premiums or discounts under “Prepayments and accrued income” or “Accruals and deferred income” are amortised on a straight-line basis and subsequently recognised in the profit and loss account under “Interest payable and similar charges”.  Under IFRS, the Group applies hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss.  Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the income statement under “Result on financial operations”.  Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.  Issuance fees and redemption premiums or discounts are reported on the balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case there is no amortisation and fees are recognised immediately in the income statement under “Result on financial operations”.  For debts evidenced by certificates designated to the fair value option, Own credit adjustments (“OCA”), reflecting own credit risk as per IFRS 13, are calculated and the respective changes are recorded in Other comprehensive income (“OCI”) in the “Fair value reserve”.

Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria.  B Financial assets and liabilities mandatorily classified at fair value through profit or loss  1 Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios with the exception of the Securities Liquidity Portfolio are recorded at purchase price and measured at amortised cost. Accrued interest is recorded under balance sheet items “Prepayments and accrued income”.  Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss.  Changes in fair values of these debt securities are recognised in the income statement under “Result on financial operations”.  Accrued interest is reported on the balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under “Result on financial operations” in the income statement.  2 Shares and other variable-yield securities  Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date.  Respective value adjustments are recorded under “Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests”.  Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the income statement under “Result on financial operations”, except for the investment in European Bank for Reconstruction and Development (“EBRD”) whose fair value changes are reflected in OCI.  3 Participating interests  Under EU Accounting Directive, “Participating interests” are accounted based on equity accounting using methods consistent with the Group’s accounting policies. Respective value adjustments are recorded under “Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests”.  Under IFRS, participating interests are included within “Shares and other variable-yield securities” and respective value adjustments are recorded in “Result on financial operations”.  4 Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items “Prepayments and accrued income” or “Accruals and deferred income”. The up-front fees on loans are amortised and recognised in the profit and loss account under “Interest receivable and similar income”.  Under IFRS, loans which are not eligible for amortised cost, are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under “Result on financial operations” in the income statement.  Changes in fair values of loans are recognised in the income statement under “Result on financial operations”.  5 Derivative assets and liabilities  a Treasury derivatives  Under EU Accounting Directives, derivative instruments in the trading portfolios are marked to market and recorded under “Other assets” or “Other liabilities”.  Up-front fees are not amortised and they are recorded under “Interest payable and similar charges”.  Interest accrued under derivative instruments is presented under “Prepayments and accrued income” or “Accruals and deferred income”.  Under IFRS, all derivative assets and liabilities are recognised on the balance sheet and measured at fair value through profit or loss.  Credit valuation adjustments (“CVA”), Debit valuation adjustments (“DVA”) and Collateral Value Adjustment (“CollVA”) are included in the fair valuation of derivatives.  Changes in fair value of derivatives are recognised in the income statement under “Result on financial operations”.  b Derivatives and hedging activities  Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are reported off balance sheet at nominal amount.  Interest accrued under derivative instruments is presented under “Prepayments and accrued income” or “Accruals and deferred income”.  Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under “Interest payable and similar expense” or “Interest receivable and similar income”.  Under IFRS, all derivative assets and liabilities are recognised on the balance sheet and measured at fair value through profit or loss.  CVA, DVA and CollVA are included in the fair valuation of derivatives.  Changes in fair value of derivatives are recognised in the income statement under “Result on financial operations”.  The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under “Result on financial operations”.

For derivatives used in hedge accounting, the gain or loss of the designated part of the hedging instrument is recognised in the income statement. In addition, the Group separates the fair value of the foreign currency basis spread (“CBS”) from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI.  For derivatives used in hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under “Result on financial operations”.  Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria.  C Impairment of financial assets measured at amortised cost and loan commitments  Under EU Accounting Directives, value adjustments on loans and advances are only recorded where there is a risk of non-recovery of all or part of their amounts. These value adjustments are accounted for in the profit and loss account as “Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities” and are deducted from the appropriate asset items on the balance sheet.  Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance is based on either lifetime Expected Credit Loss (“ECL”), if either there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired or otherwise on 12-months ECL.  Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the balance sheet. For off-balance sheet items, a provision for credit loss is reported under “Provisions b) provision for guarantees issued and commitments”.  Changes in the ECL allowances are recorded in the income statement either under:  “Change in impairment on loans and advances and provisions for guarantees, net of reversals” for loans and loan commitments or;  “Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals” for debt securities.  D Pension funds  Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits  are recognised over the expected average remaining service lives of the plan’s participants.  Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.  Cumulative actuarial surpluses and deficits are recognised in full in “Other comprehensive income” under “Additional reserves”. Adjustments to staff cost are recognised under “General administrative expenses”.  E Non-controlling interest adjustment  The Bank and the European Investment Fund (“the EIF”) together are defined as the Group.  The EIB granted a put option to the minority shareholders on their entire holding of its subsidiary, the EIF.  Under EU Accounting Directives, the non-controlling interest is recorded in a separate line in the consolidated balance sheet. The put option is recorded in the off-balance sheet of the Group.  Under IFRS, non-controlling interest is recorded under caption “Other liabilities” and adjusted to reflect the fair value of the put option.  F Fee and commission income  The Group recognises under EU Accounting Directives and under IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed.  Since 2018, the Group has established for certain mandates an updated deferred income mechanism in order to ensure a smoother recognition of the revenue in line with the services/costs incurred for the whole duration of the mandate.  While the deferral mechanism was only applied prospectively under EU Accounting Directives for the first time application, the Group used the modified retrospective approach under IFRS, i.e. recognising the cumulative impact at transition in equity.  This has created a different deferred amount to be amortised to the profit or loss account from 2018 onwards for this stock of mandates which has been impacted.

G Leases  Under EU Accounting Directives, the rental charges are recorded under “General administrative expenses b) other administrative expenses”.  The Group previously classified leases as operating leases based on its assessment of whether the lease transferred the risks and rewards incidental to ownership of the underlying asset to the Group. With the application of IFRS 16, the Group recognises on-balance sheet the right-of-use assets and lease liabilities for contracts that were previously identified as leases applying IAS 17 and IFRIC 4, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new).  The Group has applied IFRS 16 starting January 1, 2019 using the retrospective approach with cumulative effect of initially applying the Standard recognised at the date of initial application by equalling the right-of-use assets to the lease liability. No adjustment was recognised on retained earnings, as no prepayment or accrued lease payment, relating to those lease were recognised in the statement of financial position immediately before the date of initial application. The above-mentioned right-of-use assets was recognised under “Property, furniture and equipment” and corresponding lease liability was recognised in “Other liabilities”.  For subsequent measurement the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications.  H Financial Guarantee Contracts  Under EU Accounting Directives, any unrealised gains resulting from financial guarantee contracts remain unrecognised in line with the prudence principle.  Under IFRS, any unrealised gains resulting from financial guarantee contracts are recognised on the balance sheet under “Other assets” and in the income statement under “Change in impairment on loans and advances and provisions on guarantees, net of reversals”.

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2019 (Unaudited)		31.12.2018
1. Cash in hand, balances with central banks and post office banks		77 751		141 830
2. Treasury bills and other bills eligible for refinancing with central banks		33 553 397		33 781 528
3. Loans and advances to credit institutions				
a) repayable on demand	1 019 035		944 701	
b) other loans and advances	53 431 139		51 394 248	
c) loans	113 041 257		115 700 899	
d) value adjustments	- 51 180		- 73 705	
		167 440 251		167 966 143
4. Loans and advances to customers				
a) other loans and advances	120 000		452 890	
b) loans	316 143 097		314 980 169	
c) value adjustments	- 449 453		- 456 469	
		315 813 644		314 976 590
5. Debt securities including fixed-income securities				
a) issued by public bodies	3 873 571		3 876 481	
b) issued by other borrowers	8 132 304		12 380 350	
		12 005 875		16 256 831
6. Shares and other variable-yield securities		7 082 395		6 269 704
7. Participating interests		301 384		271 111
8. Intangible assets		25 573		23 798
9. Tangible assets		248 897		256 568
10. Other assets		56 542		74 885
11. Prepayments and accrued income		16 223 689		17 267 486
TOTAL ASSETS		**552 829 398**		**557 286 474**

LIABILITIES		30.06.2019 (Unaudited)		31.12.2018
1. Amounts owed to credit institutions				
a) repayable on demand	5 405 680		4 122 978	
b) with agreed maturity or periods of notice	2 245 521		93 390	
		7 651 201		4 216 368
2. Amounts owed to customers				
a) repayable on demand	1 757 656		1 791 083	
b) with agreed maturity or periods of notice	15 580		10 976	
		1 773 236		1 802 059
3. Debts evidenced by certificates				
a) debt securities in issue	433 793 334		441 703 219	
b) others	12 942 892		13 680 627	
		446 736 226		455 383 846
4. Other liabilities		877 663		863 847
5. Accruals and deferred income		18 527 835		19 272 180
6. Provisions				
a) pension plans and health insurance scheme	3 246 418		3 081 729	
b) provision in respect of guarantee operations	22 650		30 014	
		3 269 068		3 111 743
7. Subscribed capital				
a) subscribed	243 284 155		243 284 155	
b) uncalled	- 221 585 020		- 221 585 020	
		21 699 135		21 699 135
8. Reserves				
a) reserve fund	24 328 415		24 328 415	
b) additional reserves	12 797 987		10 995 618	
c) special activities reserve	10 777 675		9 626 707	
d) general loan reserve	2 170 177		2 736 047	
		50 074 254		47 686 787
9. Profit for the financial period		1 339 389		2 392 824
10. Equity attributable to minority interest		881 391		857 685
TOTAL LIABILITIES		**552 829 398**		**557 286 474**

Analytical report as at 30 June 2019 | 17

CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

		H1 2019 (Unaudited)		H1 2018 (Unaudited)		2018
1. Interest receivable and similar income		14 541 139		13 484 356		24 729 733
2. Interest payable and similar charges		- 13 022 425		- 11 875 851		- 21 538 862
3. Income from securities		148 721		179 222		421 381
4. Commissions receivable		243 515		170 023		361 557
5. Commissions payable		- 103 293		- 73 587		- 180 975
6. Net result on financial operations		113 602		- 18 076		- 91 206
7. Other operating income		300		1 905		7 305
8. General administrative expenses						
a) staff costs	- 422 463		- 421 228		- 849 774	
b) other administrative expenses	- 105 664		- 89 004		- 283 921	
		- 528 127		- 510 232		- 1 133 695
9. Value adjustments in respect of intangible and tangible assets						
a) tangible assets	- 12 894		- 12 770		- 30 526	
b) intangible assets	- 4 854		- 2 767		- 12 347	
		- 17 748		- 15 537		- 42 873
10. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		- 333		- 443		- 9 270
11. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 24 265		- 145 613		- 111 712
12. Profit for the financial period		1 351 086		1 196 167		2 411 383
13. Profit attributable to minority interest		11 697		12 020		18 559
14. Profit attributable to the equity holders of the Bank		1 339 389		1 184 147		2 392 824

18 | Analytical report as at 30 June 2019

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)

		H1 2019 (Unaudited)	H1 2018 (Unaudited)	2018
A.	**Cash flows from operating activities:**			
	Profit for the financial period	**1 351 086**	**1 196 167**	**2 411 383**
	Adjustments for:			
	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	44 471	145 613	111 712
	Change in value adjustments in respect of transferable securities held as financial fixed assets and participating interests	333	443	9 270
	Value adjustments in respect of tangible and intangible assets, net result on sale of tangible assets	17 748	15 537	42 873
	Value (re-)adjustments in respect of shares and other variable-yield securities	- 69 779	7 138	- 3 559
	Net interest income	- 1 518 714	- 1 608 505	- 3 190 871
	Effect of exchange rate changes	1 517 587	41 699	- 4 919
	Profit/(loss) on operating activities	**1 342 732**	**- 201 908**	**- 624 111**
	Disbursements of loans and advances to credit institutions and customers	- 19 118 212	- 21 333 382	- 46 720 967
	Repayments of loans and advances to credit institutions and customers	19 494 118	25 263 639	50 762 627
	Change in deposits with central banks	64 078	- 25 811	20 650
	Change in treasury portfolios	5 877 460	699 754	- 1 081 452
	Change in amounts owed to credit institutions and customers	3 406 010	- 438 828	- 923 815
	Change in provisions on pension plans and health insurance scheme	164 689	138 787	315 591
	Change in provisions for guarantees issued in respect of loans granted by third parties	- 7 364	0	- 25 359
	Change in short term treasury derivative valuations	8 776	- 8 235	- 6 707
	Change in other assets and other liabilities	23 383	- 90 006	194 262
	Change in prepayments and accrued income and in accruals and deferred income	1 005 021	- 63 868	1 582 123
	Interest received	11 914 892	10 214 649	22 505 276
	Interest paid	- 10 494 212	- 9 173 530	- 20 056 165
	Net cash used from/(used in) operating activities	**13 681 371**	**4 981 261**	**5 941 953**
B.	**Cash flows from investing activities:**			
	Securities in Long Term Hedge Portfolio purchased during the period	- 720 000	0	- 524 088
	Securities from Long Term Hedge Portfolio matured during the period	65 000	16 800	16 800
	Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 1 573 620	- 1 452 143	- 3 709 716
	Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	1 822 838	1 365 630	3 081 888
	Additions on shares and other variable-yield securities	- 1 208 640	- 1 104 923	- 2 188 620
	Reflows on shares and other variable-yield securities	465 728	457 056	958 265
	Additions on participating interests	- 35 662	- 37 403	- 75 735
	Reflows on participating interests	3 823	22 601	58 807
	Purchase of tangible and intangible assets	- 12 512	- 14 212	- 36 637
	Disposal of tangible and intangible assets	661	0	0
	Net cash used from/(used in) investing activities	**- 1 192 384**	**- 746 594**	**- 2 419 036**
C.	**Cash flows from financing activities:**			
	Issuance of debts evidenced by certificates	79 372 788	66 147 395	102 838 534
	Redemption of debts evidenced by certificates	- 90 600 448	- 56 960 612	- 100 519 723
	Member States' contribution	0	25 983	25 983
	Purchase of EIF shares	0	- 4 758	- 4 758
	Sale of EIF shares	0	0	1 298
	Return on capital EUMPF	0	22 405	33 923
	Dividend paid to EIF minority shareholders	- 4 331	- 4 519	- 4 519
	Net cash used from/(used in) financing activities	**- 11 231 991**	**9 225 894**	**2 370 738**
	Summary statement of cash flows:			
	Cash and cash equivalents at beginning of financial period	**58 342 332**	**51 760 118**	**51 760 118**
	Net cash used from/(used in):			
	Operating activities	13 681 371	4 981 261	5 941 953
	Investing activities	- 1 192 384	- 746 594	- 2 419 036
	Financing activities	- 11 231 991	9 225 894	2 370 738
	Effects of exchange rate changes on cash held	262 730	328 683	688 559
	Cash and cash equivalents at end of financial period	**59 862 058**	**65 549 362**	**58 342 332**
	Cash and cash equivalents are composed of:			
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	31	41	32
	Money market securities maturing within three months of issue	10 476 459	18 208 567	9 575 785
	Loans and advances to credit institutions and customers:			
	Repayable on demand	1 019 035	2 688 198	944 701
	Other loans and advances	48 366 533	44 652 556	47 821 814
		59 862 058	**65 549 362**	**58 342 332**

Analytical report as at 30 June 2019 | 19

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (the "Bank") as at June 30, 2019 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2019 is not necessarily indicative of the results that may be expected for the year ending December 31, 2019.

The audited consolidated financial statements as at and for the year ended December 31, 2018 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2019 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank's annual report for the year ended December 31, 2018.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	113 041 257	316 143 097	429 184 354
- Undisbursed portion	23 463 307	77 684 897	101 148 204
Aggregate loans granted	136 504 564	393 827 994	530 332 558

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2018	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	115 700 899	314 980 169	430 681 068
- Undisbursed portion	24 719 169	80 850 579	105 569 748
Aggregate loans granted	140 420 068	395 830 748	536 250 816

20 | Analytical report as at 30 June 2019

At the end of June 2019 and December 2018, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in.  The disbursed exposure on borrowers located in the United Kingdom through the Group’s lending activities, including guarantees, amounted to EUR 37.5bn as at June 30, 2019 (December 31, 2018: EUR 37.7bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.3bn (December 31, 2018: EUR 1.3bn). The Group had no direct exposure to the United Kingdom acting as borrower at the end of June 2019 nor at the end of December 2018, whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 2.1bn as at June 30, 2019 (December 31, 2018: EUR 2.1bn).  The Bank will provide further updates on the subject as developments necessitate.  Analytical report as at 30 June 2019 │ 21

NOTE C **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2019 (UNAUDITED)	AVERAGE RATE (*) 30.06.2019 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2018	AVERAGE RATE (*) 31.12.2018
EUR	244 155 747	1.77	2019/2057	242 302 683	1.88
USD	112 303 135	2.21	2019/2058	118 381 750	2.14
GBP	40 738 954	2.70	2019/2054	45 514 776	2.67
AUD	11 542 649	4.33	2019/2042	11 158 821	4.40
CHF	5 656 191	2.04	2019/2036	6 543 349	2.10
SEK	5 534 255	2.37	2020/2040	5 871 397	2.45
NOK	5 324 537	1.96	2020/2037	4 092 659	1.97
PLN	4 532 191	2.42	2021/2029	3 605 803	2.38
CAD	4 283 375	2.09	2020/2045	4 753 954	2.10
JPY	3 380 881	1.10	2019/2053	3 768 843	1.02
ZAR	3 264 085	7.75	2019/2032	3 059 007	7.66
TRY	2 662 048	8.91	2019/2027	2 937 200	8.94
MXN	1 798 800	5.65	2020/2027	1 689 482	5.63
CZK	344 773	2.44	2021/2034	379 935	2.57
NZD	334 294	2.78	2019/2023	469 043	3.37
HUF	278 920	0.23	2020/2021	281 014	0.18
RUB	258 389	6.71	2019/2022	213 259	6.71
DKK	123 821	3.46	2024/2026	123 760	3.46
HKD	117 210	2.47	2019/2021	116 152	2.47
CNY	63 951	3.88	2020/2020	63 491	3.88
RON	38 020	2.87	2020/2020	57 468	2.66
TOTAL	**446 736 226**			**455 383 846**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2019 and EUR 500m in 2018). All such borrowings are hedged in full through structured swap operations.

NOTE D **Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price**

As at June 30, 2019, the Bank holds 58.64% of the EIF's subscribed capital (58.64% as at December 31, 2018).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF's other shareholders for a price of EUR 440,124.21 per share as at June 30, 2019. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

22 | Analytical report as at 30 June 2019

Note E  Commitments, contingent liabilities and other memorandum items (in EUR '000)  30.06.2019 (Unaudited) 31.12.2018  Commitments:  - Undisbursed loans  - credit institutions 23 463 307 24 719 169  - customers 77 684 897 80 850 579  101 148 204  105 569 748  -Undisbursed shares and other variable-yield securities  - Undisbursed venture capital operations 4 920 165 5 095 491  - Undisbursed investment funds 3 187 210 3 362 284  - EBRD capital uncalled 712 630 712 630  8 820 005  9 170 405  - Undisbursed participating interests  - Undisbursed venture capital operations 612 682 604 438  612 682 604 438  - Securities receivable 1 051 006  0  - Borrowings launched but not yet settled 739 041 223 950  - Undisbursed loans substitutes 180 000 280 000  Contingent liabilities and guarantees:  - In respect of loans granted by third parties 18 223 550  18 474 262  Asset held on behalf of third parties:  - Investment Facility – Cotonou 3 189 995 3 127 175  - Guarantee Fund 2 621 199 2 609 882  - NER300 2 070 957 2 054 336  - InnovFin 1 114 638 1 106 574  - RSFF (incl. RSI) 733 905 731 064  - CEF (incl. former PBI and LGTT) 610 154 597 955  - JESSICA (Holding Funds) 597 940 599 248  - EU-Africa Infrastructure Trust Fund 571 345 562 833  - Funds of Funds (JESSICA II) 543 022 517 813 - COSME LGF & EFG 369 724 332 095 - ESIF 349 067 351 494 - JEREMIE 335 726 306 750 - GF Greece 310 690 309 927 - SME initiative Romania 247 462 248 863 - Special Section 236 975 256 308 - SME initiative Italy 173 221 176 399 - MAP Equity 127 136 138 516 - ENPI 120 482 138 635  -Partnership Platform for Funds 111 909 91 053 - DCFTA 103 017 108 949 - SME initiative Bulgaria 97 710 100 127 - SMEG 2007 77 809 82 721 - AECID 74 214 71 440 - SME initiative Finland 72 860 74 350 - EaSI 71 992 72 087 - InnovFin SME Guarantee 70 874 145 374 - GIF 2007 69 702 68 150 - REG 57 983 36 000 - WB EDIF 51 275 55 196 - NPI Securitisation Initiative (ENSI) 48 604 52 690 - NIF Trust Fund 44 857 44 857 - SME initiative Malta 41 115 20 654 - GAGF 40 377 41 024 - IPA II 36 573 10 534 - HIPC 35 363 35 378 - Private Finance for Energy Efficiency Instrument 34 187 34 467  Analytical report as at 30 June 2019 │ 23

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)   30.06.209 (Unaudited) 31.12.2018  Assets held on behalf of third panies (Continued): - MAP guarantee 32 226 32 189 - Cultural Creative Sectors Guarantee Facility 30 829 28 266 - lnnovFin Equity 29 072 23 667 - NIF Risk Capital Facility 23 987 23 720 - EPTA Trust Fund 19 745 21 713 - AGRI 17 580 17 711 - Student Loan Guarantee Facility 13 672 13 914 - NPI 13 624 14 779 - Natural Capital Financing Facility 11 445 11 574 - EFSI-EIAH 8 662 16 674 - BIF 6 969 4 723 - SME Guarantee Facility 5 867 6 653 - Bundesministerium fur Wirtschaft und Technologie 4 646 7 758 - PGFF 4 553 6 660 - Central Europe FoF 4 115 2 050 - GEEREF 3 878 19 779 - Alp GIP 3 600 1 814 - SME initiative Spain 2 228 2 796 - EPPA 2 075 1 968 - LFA-EIF Facility 1 135 479 - GEEREF Technical Support Facility 736 801 - TTA Turkey 499 499 - European Technology Facility 338 5 662 - TTP 229 248 - ROI Advisory 224 2 847 - MDD 112 403 - EFSI Private Credit Programme 99 0 - G43 Trust Fund 31 0 - GGF 12 12 - JASPERS 0 1 720  15 737 212 15 625 920  Other items: - Nominal value of interest-rate swaps incl. commitment 540 792 970 535 680 055 - Nominal value of currency swap contracts payable 208 576 653 211 111 136 - Nominal value of currency swap contracts receivable 208 222 240 210 865 395 - Nominal value of short-term currency swap contracts payable 30 244 123 41 088 252 - Nominal value of short-term currency swap contracts receivable 30 053 743 41 160 710 - Put option granted to EIF minority shareholders 819 071 816 824 - Currency forwards 658 273 539 296 - Currency swaps launched but not yet settled receivable 288 489 0 - Currency swaps launched but not yet settled payable 288 474 0 - Future contracts 35 200 0 - Special deposits for servicing borrowings 22142 7 135  24 │ Analytical report as at 30 June 2019

EIB BALANCE SHEET AS AT JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)  ASSETS 30.06.2019 (Unaudited) 31.12.2018  1. Cash in hand, balances with central banks and post office banks 77 751 141 830  2. Treasury bills and other bills eligible for refinancing with central banks 35 511 692 32 671 192  3. Loans and advances to credit institutions  a) repayable on demand 829 441 709 023  b) other loans and advances 53 345 901 51 302 834  c) loans 113 036 349 115 696 071  d) value adjustments - 51 180 - 73 705  167 160 511  167 634 223  4. Loans and advances to customers  a) other loans and advances 120 000 452 890  b) loans 316 143 097  314 980 169  c) value adjustments - 449 453 - 456 469  315 813 644  314 976 590  5. Debt securities including fixed-income securities  a) issued by public bodies 3 873 571 3 876 481  b) issued by other borrowers 7 706 598 12 078 666  11 580 169  15 955 147  6. Shares and other variable-yield securities  6 619 174  5 872 615  7. Participating interests  278 265  248 918  8. Shares in affiliated undertakings  806 572  806 572  9. Intangible assets  25 573  23 798  10. Tangible assets  25 573  23 798  11. Other assets  56 093  69 232  12. Prepayments and accrued Income 16 078 392  17 136 543  Total ASSETS  551 256 376  555 792 849  LIABILITIES 30.06.2019 (Unaudited)  1. Amounts owed to credit institutions  a) repayable on demand  5 405 680  4 122 978  b) with agreed maturity or periods of notice  2 245 521  93 390  7 651 201  2. Amounts owed to customers  a) repayable on demand  1 758 232  1 791 001  b) with agreed maturity or periods of notice  15 580  10 976  1 773 812  3. Debts evidenced by certificates  a) debt securities in issue  433 793 334  441 703 219  b) others  12 942 892  13 680 627  446 736 226  4. Other liabilities  1 005 784  5. Accruals and deferred income  18 401 421  6. Provisions  a) pension plans and health insurance scheme  3 049 379  2 903 610  b) provision in respect of guarantee operations  9 820  17 143  3 059 199  7. Subscribed capital  a) subscribed  243 284 155  243 284 155  b) uncalled  -221 585 020  -221 585 020  21 699 135  8. Reserves  a) reserve fund  24 328 415  243 284 155  b) additional reserves 12 349 294  10 595 340  c) special activities reserve 24 328 415  24 328 415  d) general loan reserve 2 170 177  2 736 047  49 625 561  9. Profit for the financial period  1 304 037  Total LIABILITIES  551 256 376  Analytical report as at 30 June 2019 │ 25

EIB OFF BALANCE SHEET AS AT JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)   30.06.2019  31.12.2018  Commitments - EIF capital uncalled  2 111 200  2 111 200 - Undisbursed loans - credit institutions  23 461 104  24 716 642 - customers  77 684 897  80 850 579  101 146 001  105 567 221  -Undisbursed shares and other variable-yield securities - Undisbursed venture capital operations  4 366 460  4 568 044 - Undisbursed investment funds  3 187 210  3 362 284 - EBRD capital uncalled  712 630  712 630  8 266 300  8 642 958  -Undispersed participating interest - Undisbursed venture capital operations  563 815  564 274 - Securities receivable  1 051 006  0 - Borrowings launched but not yet settled  739 041  223 950 - Undisbursed loans substitutes  180 000  280 000  Contingent liabilities and guarantees: - In respect of loans granted by third parties  9 004 653  9 937 563  Assets held on behalf of third parties: - Investment Facility – Cotonou  3 189 995  3 127 175 - Guarantee Fund  2 621 199  2 609 882 - NER300  2 070 957  2 054 336 - EIF  1226 161  1 220 176 - InnovFin  1 114 328  1 106 574 - RSFF (incl. RSI)  733 905  731 064 - CEF (incl. former PBI and LGTT)  610 154  597955 - JESSICA (Holding Funds) 587 940  599 248 - EU-Africa Infrastructure Trust Fund  571 345  562 833 - Funds of Funds (JESSICA I)  543 022  517 813 - GF Greece  310 690  309 927 - Special Section  236 975  256 308 - ENPI  120 482  138 635 - Partnership Platform for Funds  111 909  91 053 - AECID  74 214  71 440 - DCFTA  53 075  56 009 - NIF Trust Fund  44 857  44 857 - FEMP Trust Fund  40 965  43 923 - IPA II  36 573  10 534 - HIPC  35 363  35 378 - Private Finance for Energy Efficiency Instrument  34 187  34 467 - NIF Risk Capital Facility  23 987  23 720 - EPTA Trust fund  19 745  21 713 - Natural Capital Financing Facility  11 445  11 574 - EFSI-EIAH  8 662  16 674 - RDI Advisory  224  2 847 - JASPERS  0  1720  14 432 669  14 297 835  26 │ Analytical report as at 30 June 2019

EIB OFF BALANCE SHEET AS AT JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000) (continued)

	30.06.2019 (Unaudited)	31.12.2018
Other items:		
- Nominal value of interest-rate swaps incl. commitment	540 792 970	535 680 055
- Nominal value of currency swap contracts payable	208 576 653	211 111 136
- Nominal value of currency swap contracts receivable	208 222 240	210 865 395
- Nominal value of short-term currency swap contracts payable	30 244 123	41 088 252
- Nominal value of short-term currency swap contracts receivable	30 053 743	41 160 710
- Put option granted to EIF minority shareholders	819 071	816 824
- Currency forwards	658 273	539 296
- Currency swaps launched but not yet settled receivable	288 489	0
- Currency swaps launched but not yet settled payable	288 474	0
- Future contracts	35 200	0
- Special deposits for servicing borrowings	22 142	7 135

Analytical report as at 30 June 2019 | 27

EIB PROFIT AND LOSS ACCOUNT  FOR THE PERIOD ENDED JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)  H1 2019  H1 2018  2018  1. Interest receivable and similar income 14 531 701 13 472 005 24 705 916  2. Interest  payable and similar charges - 13 017 211 - 11 877 750 -21 538 269  3. Income from securities   a) income from shares and other variable-yield securities 136 385 164 660 387 405   b) income from shares in affiliated undertakings 6 140 6 576 6 715  142 525  171 236  394 120  4. Commissions receivable  129 227 101 747 249 706  5. Commissions payable - 138 023 - 97254 - 240 919  6. Net result on financial operations 114 35 - 97 254 - 240 919  7. other operating income  5 132  7 870  17 917  8. General administrative expenses   a) staff costs - 375 255 - 362 708 - 748 077   b) other administrative expenses - 96 777 -88 689 - 254 375 - 472 032  -451 397  1 002 452  9. Value adjustments in respect of tangible and intangible assets   a) tangible assets - 12 871 - 12 735 - 30 467   b) intangible assets - 4 854 - 2 767 - 12 437 - 17 725 - 15 502 - 42 814  10. Value (re-) adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings - 236 - 443 - 8 722  11. Value re-)adjustments in respect of loans and advances and provisions for contingent liabilities  26 383 - 136 780 - 137 101  12. Profit for the financial period  1 304 037 1 155 705 2 339 052  28 │ Analytical report as at 30 June 2019

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2019 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000)   H1 2019 (Unaudited)  H1 2018 (Unaudited)  2018  A. Cash flows from operating activities:  Profit for the financial period  1 304 037 1 155 705 2 339 052  Adjustments for:  Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities - 6 177  136 780 137 101  Value adjustments in respect of tangible and intangible assets 17 725 15 502 42 814  Value (re-)adjustments in respect of shares, other variable-yield securities and participating interests - 77 321 5 059 1 800  Net interest income - 1 514 490 - 1 594 255 - 3 167 647  Effect of exchange rate changes 1 473 694 36 797 - 5 180  Profit/(loss) on operating activities 1 197 468 - 244 414 - 652 060  Disbursements of loans and advances to credit institutions and customers - 19 111 926 -21 017 604 -46 725 519  Repayments of loans and advances to credit institutions and customers 19 494 118 24 946 717 50 692 010  Change in deposits with central banks 64 078 - 25 811 20 650  Change in treasury portfolios 5 884 302 677 366 -1 105 370  Change in amounts owed to credit institutions and customers 3 406 668 - 438 421 - 923 920  Change in provisions on pension plans and health insurance scheme 145 769 140 194 283 463  Change in provisions for guarantees issued in respect of loans granted by third parties - 7 323 0 611  Change in short term treasury derivative valuations 8 776 - 8 235 0 6 707  Change in other assets and other liabilities 41 997 - 51 422 106 402  Change in prepayments and accrued income and in accruals and deferred income 1 005 021 - 63 868 1 582 123  Interest received 11 954 600 10 207 559 22 533 125  Interest paid - 10 493 989 -9 173 530 -20 055 572  Net cash used from (used in) operating activities 13 589 559 4 948 531 5 749 236  B. Cash flows from investing activities:  Purchase of EIF shares 0 - 4 758 - 4 758  Sale of EIF shares 0 0 1 298  Reflows of EUMPF 0 22 405 33 923  Securities in Long Term Hedge Portfolio purchased during the period - 720 000 0 - 524 088  Securities from Long Term Hedge Portfolio matured during the period 65 000 16 800 16 800  Purchase of loan substitutes included in the debt securities portfolios - 1 498 620 - 1 452 143 - 3 637 981  Redemption of loan substitutes included in the debt securities portfolios 1 797 388 1 317 847 3 010 924  Additions on shares and other variable-yield securities - 1 111 980 - 1 042 287 - 2 032 608  Reflows on shares and other variable-yield securities 443 241 424 732 882 637  Additions on participating interests 32 967 -35 223 -70 362  Reflows on participating interests 3 384 19 376 51 208  Purchase and disposals of tangible and intangible assets - 11 851 - 13 773 - 36 637  Net cash used from/(used in) investing activities - 1 067 405 - 747 024 - 2 309 644  C. Cash flows from financing activities:  Issuance of debts evidenced by certificates 79 372 788 66 147 395 102 838 534  Redemption of debts evidenced by certificates - 90 600 448 - 56 960 612 - 100 519 723  Member States’ contribution  0 25 983 25 983  Net cash used from/(used in) financing activities - 11 227 660 9 212 766 2 344 794  Summary statement of cash flows:  Cash and cash equivalents at beginning of financial period 57 923 146 51 450 201 51 450 201  Net cash used from/(used in):  Operating activities 13 589 559 4 948 5331 5 749 236  Investing activities - 1 067 405 - 747 024 - 2 309 644  Financing activities - 11 227 660 9 212 766 2 344 794  Effect of exchange rate changes on cash held 262 730 328 684 688 559  Cash and cash equivalents at end of financial period 59 480 370 65 193 158 57 923 146  Cash and cash equivalents are composed of:  Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement 31 41 32  Money market securities maturing within three months of issue 10 363 459 18 208 567 9 477 609  Loans and advances to credit institutions and customers:  Repayable on demand  829 441 2 452 709 709 023  Other loans and advances 48 287 439 44 531 841 47 736 482  59 480 370 65 193 158 57 923 146  Analytical report as at 30 June 2019 │ 29

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2019 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2019 is not necessarily indicative of the results that may be expected for the year ending December 31, 2019.

The audited financial statements as at and for the year ended December 31, 2018 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2019 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the year ended December 31, 2018.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2019	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	113 036 349	316 143 097	429 179 446
- Undisbursed portion	23 461 104	77 684 897	101 146 001
Aggregate loans granted	136 497 453	393 827 994	530 325 447

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2018	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	115 696 071	314 980 169	430 676 240
- Undisbursed portion	24 716 642	80 850 579	105 567 221
Aggregate loans granted	140 412 713	395 830 748	536 243 461

At the end of June 2019 and December 2018, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2bn, out of which EUR 3.5bn have been paid-in.

The disbursed exposure on borrowers located in the United Kingdom through the EIB's lending activities, including guarantees, amounted to EUR 37.2bn as at June 30, 2019 (December 31, 2018: EUR 37.4bn), while the exposure on foreign borrowers with a guarantor from the United Kingdom amounted to EUR 1.3bn (December 31, 2018: EUR 1.3bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2019 nor at the end of December 2018, whereas disbursed loans guaranteed by the United Kingdom amounted to EUR 2.1bn as at June 30, 2019 (December 31, 2018: EUR 2.1bn).

The Bank will provide further updates on the subject as developments necessitate.

30 | Analytical report as at 30 June 2019

NOTE C Shares in affiliated undertakings  C.1 The European Investment Fund  The capital paid in by the Bank in respect of its subscription (EUR’000 2,642,000) to the capital   of the European Investment Fund (“EIF”), with its registered office in Luxembourg, amounts to   EUR’000 806,572 as at June 30, 2019 (2018: EUR’000 806,572).  As at June 30, 2019, the Bank holds 58.64% of the EIF’s subscribed capital (58.64% as at December 31, 2018).  Commitment to purchase the remaining EIF shares at a fixed price  Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 440,124.21 per share as at June 30, 2019. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.  C.2 The EU Microfinance Platform FCP FIS  The EU Microfinance Platform FCP-FIS (“EUMPF”) is structured as a Luxembourg “fonds commun de placement  –  fonds d’investissement spécialisé” governed by the “Law of 13 February 2007” relating to specialised investment funds (the “2007 Law”) and launched on November 22, 2010. It is established as an umbrella fund, which may have several sub-funds. It has been launched with an unlimited duration provided that the fund will however be automatically put into liquidation upon the termination of a sub-fund if no further sub-fund is active at that time.  Currently, the only sub-fund of the EUMPF is the European Progress Microfinance Fund.  On September 28, 2018, the remaining Senior Units that were owned by the Bank were fully repaid except one Senior Unit with the value of EUR 1. Since then, EUMPF is no longer considered as an affiliated undertaking.  The Bank holds 55.56% (2018: 55.56%) of the voting rights derived from the original total committed units of the EUMPF amounting to EUR 180.0 million (2018: 180.0 million).  Analytical report as at 30 June 2019 │ 31

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2019 (UNAUDITED)	AVERAGE RATE (*) 30.06.2019 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2018	AVERAGE RATE (*) 31.12.2018
EUR	244 155 747	1.77	2019/2057	242 302 683	1.88
USD	112 303 135	2.21	2019/2058	118 381 750	2.14
GBP	40 738 954	2.70	2019/2054	45 514 776	2.67
AUD	11 542 649	4.33	2019/2042	11 158 821	4.40
CHF	5 656 191	2.04	2019/2036	6 543 349	2.10
SEK	5 534 255	2.37	2020/2040	5 871 397	2.45
NOK	5 324 537	1.96	2020/2037	4 092 659	1.97
PLN	4 532 191	2.42	2021/2029	3 605 803	2.38
CAD	4 283 375	2.09	2020/2045	4 753 954	2.10
JPY	3 380 881	1.10	2019/2053	3 768 843	1.02
ZAR	3 264 085	7.75	2019/2032	3 059 007	7.66
TRY	2 662 048	8.91	2019/2027	2 937 200	8.94
MXN	1 798 800	5.65	2020/2027	1 689 482	5.63
CZK	344 773	2.44	2021/2034	379 935	2.57
NZD	334 294	2.78	2019/2023	469 043	3.37
HUF	278 920	0.23	2020/2021	281 014	0.18
RUB	258 389	6.71	2019/2022	213 259	6.71
DKK	123 821	3.46	2024/2026	123 760	3.46
HKD	117 210	2.47	2019/2021	116 152	2.47
CNY	63 951	3.88	2020/2020	63 491	3.88
RON	38 020	2.87	2020/2020	57 468	2.66
TOTAL	**446 736 226**			**455 383 846**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2019 and EUR 500m in 2018). All such borrowings are hedged in full through structured swap operations.

32 | Analytical report as at 30 June 2019